SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2005
NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Avenue of the Americas
New York, New York 10019
(Address and zip code of
principal executive offices)
Registrant’s telephone number, including area code: (212) 634-9400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On December 9, 2005, New York Mortgage Trust, Inc. (the “Company”) issued a press release announcing that the Company’s Board of Directors declared a cash dividend of $0.21 per share on its common stock, par value $0.01 per share, for the quarter ended December 31, 2005. A copy of the release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press Release dated December 9, 2005.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC. (Registrant)
Date: December 9, 2005	By:	/s/ Michael I. Wirth
Michael I. Wirth
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated December 9, 2005.